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                                                                   EXHIBIT 10.62

                         REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT, dated as of April ___, 1997 ("Agreement"), by and among Caraco Pharmaceutical Laboratories, Ltd. (the "Company"), and Sun Pharmaceutical Industries Ltd. (the "Investor").

RECITALS

(A) Pursuant to that certain Stock Purchase Agreements by and between the Company and the Investor, dated as of April ____, 1997 (collectively, the "Stock Purchase Agreements"), the Company agreed to sell to the Investor an aggregate of 5,300,000 of the Company's Common Shares.

(B) Pursuant to that certain Products Agreement (the "Products Agreement") by and between the Company and the Investor of even date herewith, the Company has agreed to sell to the Investor certain additional shares, from time to time, in consideration for certain rights with respect to generic drug products.

(C) As a condition to the consummation of the transactions contemplated by the Stock Purchase Agreement and the Products Agreement, the Company and the Investor have entered into this Agreement to provide certain registration rights to the Investor.

                                   AGREEMENTS

In consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Definitions.  As used in this Agreement:

     "Affiliate" shall mean any entity controlling, controlled by or under common control with another entity. For the purposes of this definition, "control" shall have the meaning presently specified for that word in Rule 405 promulgated by the Securities and Exchange Commission under the Securities Act.

     "Common" means the Company's Common Shares, with no par value per share, and any Stock into which such stock may hereafter be changed.

     "Company" shall have the meaning set forth in the Recitals hereto.


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        "Holders" means the Persons who shall, from time to time, own of record any Security. The term "Holder" shall mean any one of the Holders.

        "Person" means an individual, a corporation, a partnership, a limited liability Company, a trust, an unincorporated organization or a governmental organization or any agency or political subdivision thereof.

        "Products Agreement" shall have the meaning set forth in the Recitals hereto.

        "Property" shall mean any kind of interest in any kind of property or assets, whether real, personal or mixed, or tangible or intangible.

        "Prospectus" shall mean any prospectus which is a part of a Registration Statement, together with all amendments or supplements thereto.

        "Registrable Stock" shall mean at any time, the shares of the then outstanding shares of Common issued by the Company pursuant to the Stock Purchase Agreement or the Products Agreement, provided, however, that Registrable Stock shall not be deemed to include any shares after such shares have been registered under the Securities Act and sold pursuant to such registration or any shares sold without registration under the Securities Act in compliance with Rule 144, or pursuant to any other exemption from registration under the Securities Act to a Person who is free to resell such shares without registration or restriction under the Securities Act.

        "Registration Statement" shall mean any registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act, together with all amendments or supplements thereto.

        "Securities" shall mean any debt or equity securities of the Company, whether now or hereafter authorized, and any instrument convertible into or exchangeable or exercisable for Securities or a Security. The term "Security" shall mean any one of the Securities.

        "Securities Act" shall mean the Securities Act of 1933, as amended prior to or after the date of this Agreement, or any federal statute or statutes which shall be enacted to take the place of such Act, together with all rules and regulations promulgated thereunder.

        "Securities and Exchange Commission" shall mean the United States Securities and Exchange Commission or any successor to the functions of such agency.

        "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended prior to or after the date of this Agreement, or any federal statute or statutes which shall be


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enacted to take the place of such Act, together with all rules and regulations promulgated thereunder.

     "Seller" shall mean each Holder of Securities of the Company as to which Securities the Company could be required to file a Registration Statement or which could be registered under the Securities Act at the request of such Holder pursuant to any of the provisions of this Agreement.

     "Stock Purchase Agreements" shall have the meaning given such term in the Recitals hereto.

     2.  Required Registrations.

     (A) At any time here after upon the written request to register shares of Registrable Stock having an aggregate fair market value of not less than $500,000 (based upon the reported closing bid price of Common on the date for which such price is reported last preceding the date of the request, or if there is no such reported closing price, based upon a good faith estimate of fair market value received from an investment banking firm selected by the requesting Holders) under the Securities Act made by Holders of not less than a majority of the then existing Shares of Registrable Stock, the Company will use its best efforts to effect the registration of Registrable Stock under the Securities Act and the registration or qualification thereof under all applicable state securities or blue sky laws. A request pursuant to this Section 2(A) shall state the intended method of disposition of the Registrable Stock sought to be registered. Whenever the Company shall, pursuant to this Section 2(A), be requested to effect the registration of any Registrable Stock under the Securities Act, the Company shall promptly give written notice of such proposed registration to all Holders of Registrable Stock, stating that such Holders have the right to request that any or all of the Registrable Stock owned by them be included in such registration. The Company shall include in such registration all Registrable Stock with respect to which the Company receives written requests from the Holders thereof for inclusion therein (stating the intended method of disposition of such Stock); and thereupon the Company will, as expeditiously as possible, use its best efforts to effect the registration, under the Securities Act, of such Registrable Stock which the Company has been requested to register for disposition by such Holders in accordance with the intended method of disposition described in the requests of such Holders, all to the extent requisite to permit such sale or other disposition by such Holders of the Registrable Stock so registered. The Holders of at least a majority of the Registrable Stock included in a Registration Statement filed pursuant to this
Section 2 shall have the right to select the investment banker or bankers who shall serve as the manager and/or co-managers for the offering of Securities covered by such Registration Statement.

     (B) From and after the date, if any, that the Company is entitled to register Common for sale by the Holders thereof under the Securities Act on Form S-3 or any form hereafter adopted by the Securities and Exchange Commission to take the place of Form S-3, the Holder


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or Holders of Registrable Stock in existence at such time having a fair market value of at least $500,000 (based upon the reported closing bid price of the Common on the date for which such price is reported last preceding the date of the request, or if no such reported closing price, based upon a good faith estimate of fair value received from an investment banking firm selected by the requesting Holders) shall be entitled to require the Company to register Registrable Stock pursuant to the provisions of Section 2(A) hereof for an unlimited number of times, and the Company shall comply with each such request in accordance with the terms of Section 2(A) hereof.

     3. Incidental Registration. If the Company at any time proposes or is required to register any of its Securities under the Securities Act or any applicable state securities or blue sky laws on a form which permits inclusion of the Registrable Stock as appropriate, of its intention so to do. Upon the written request of any such Holder given within 20 days after receipt of any such notice, the Company will use its best efforts to cause all such Stock which such Holders shall have requested be registered to be registered under the Securities Act and any applicable state securities or blue sky laws all to the extent requisite to permit the sale or other disposition by such Holders of the Registrable Stock so registered. No registrations of Registrable Stock under this Section 3 shall relieve the Company of its obligation to effect registrations under Section 2 hereof, or shall constitute a registration request by any Holder of Registrable Stock under Section 2.

     4. Registration Procedures. Whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any Stock under the Securities Act, the Company will, as expeditiously as possible:

     (A) prepare and file with the Securities and Exchange Commission a Registration Statement with respect to such Stock and use its best efforts to cause such Registration Statement to become and remain effective for a period of not less than nine months or more than one year (or such shorter period as actually required to sell all shares registered thereunder pursuant thereto), provided that before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Company will furnish to counsel for the Holders of Stock included in such Registration Statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

     (B) prepare and file with the Securities and Exchange Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for a period of not less than nine months or more than one year (or such shorter period as actually required to sell all shares registered thereunder pursuant thereto) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Securities covered by such Registration Statement during such period in accordance with the intended method or methods of disposition by the Sellers thereof set forth in such Registration Statement;


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     (C)   furnish to each Seller such number of copies of such Registration
Statement, each amendment and supplement thereto, the Prospectus included in the Registration Statement (including each preliminary Prospectus), and such other documents, as such Seller may reasonably request in order to facilitate the public sale or other disposition of the Securities owned by such Seller;

     (D) use every reasonable effort to register or qualify all the Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each Seller shall reasonably request, and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such Seller to consummate the public sale or other disposition in such jurisdiction of the Securities owned by such Seller covered by such Registration Statement; provided, however, that the Company shall not be required to (i) qualify to do business as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction, or (iii) consent to general service of process in any such jurisdiction;

     (E) notify each Seller at any time when a Prospectus relating to the Securities of such Seller covered by such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and at the request of any such Seller, prepare a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of the Securities covered by such Registration Statement, such Prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

     (F) cause all such Securities covered by such Registration Statement to be listed on each securities exchange on which Securities of the same class are then listed;

     (G) provide a transfer agent and registrar for Common not later than the effective date of such Registration Statement;

     (H) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions as the Holders of at least a majority of the Stock included in such Registration Statement pursuant to the provisions of this Agreement or underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Securities (including, without limitation, effecting a stock split or a combination of shares);

     (I) make available for inspection by any Seller, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such Seller who is the Holder of at least 10% of the Stock included in such registration pursuant to the provisions of this Agreement or underwriter, all financial and other


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records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Seller, underwriter, attorney, accountant or agent in connection with such Registration Statement; and

     (J) obtain a cold comfort letter from the Company's independent public accountants and/or a legal opinion letter from the Company's counsel in customary form and covering such matters of the type customarily covered by cold comfort letters or legal opinion letters, as the case may be, as the underwriters or the Holders of at least a majority of the Stock included in such Registration Statement pursuant to the provisions of this Agreement reasonably request.

     5. Expenses. To the fullest extent allocable under applicable state securities and blue sky laws, all expenses incurred in effecting the first four registrations provided for in Section 2(A) hereof, and in effecting all of the registrations provided for in Section 2(C) and Section 3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and disbursements of one law firm serving as counsel for the Sellers (who shall be selected by Sellers holding at least a majority of the Stock being offered), underwriting expenses other than underwriting discounts and commissions, expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to Subsection (D) of Section 4 hereof, shall be borne and paid by the Company. In addition, any such expenses in excess of $50,000 incurred in effecting registration under
Section 2(A) beyond the fourth shall be borne by the Company, with the first $50,000 incurred in effecting each such additional registration being borne ratably by Sellers participating in such registration.

     6.   Indemnification.

     (A) In the event of any registration of any of its Securities under the Securities Act pursuant to this Agreement, the Company, to the extent permitted by law, shall indemnify and hold harmless the Seller of such Securities, each underwriter (as defined in the Securities Act), each other Person who participates in the offering of such Securities, and each other Person, if any, who controls (within the meaning of the Securities Act) such Seller, underwriter or participating Person, against any losses, claims, damages or liabilities, joint or several, to which such Seller, underwriter, participating Person or controlling Person may become subject under the Securities Act or any other statute or at common law, in so far as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (1) any alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which such Securities were registered under the Securities Act, any preliminary Prospectus or final Prospectus contained therein, or any summary Prospectus issued in connection with any Securities being registered, or any amendment or supplement thereto, or
(2) any alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each


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such Seller, or any such underwriter, participating Person or controlling Person for any reasonable legal or other expenses reasonably incurred by such Seller, underwriter, participating Person or controlling Person in connection with investigating or defending any such loss, damage, liability or action subject to the conditions that Caraco will only liable for the expenses of one counsel for all of the Sellers ; provided, however, that the Company shall not be liable to any Seller, or any such underwriter, participating Person, or controlling Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such Registration Statement, preliminary Prospectus, summary Prospectus, Prospectus, or amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Seller, specifically for use therein.

     (B) Each Holder of Registrable Stock, by acceptance thereof, severally and not jointly, indemnifies and holds harmless each other Holder of Registrable Stock, the Company, its directors and officers, each underwriter (as defined in the Securities Act), and each other Person, if any, who controls (within the meaning of the Securities Act) the Company, any underwriter or any Holder, against any losses, claims, damages, or liabilities, joint or several, to which any such other Holder, the Company, any such director or officer, any such underwriter, or any such Person may become subject under the Securities Act or any other statute or at common law, in so far as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (1) any alleged untrue statement of any material fact contained, on the effective date thereof, in any Registration Statement under which Registrable Stock or Common is registered under the Securities Act at the request of such Holder, any preliminary Prospectus or final Prospectus contained therein, or any summary Prospectus issued in connection with any such Securities being registered, or any amendment or supplement thereto, or (2) any alleged omission to state in any such document a material fact required to be stated therein or necessary to make the statements therein not misleading, in either case to the extent, and only to the extent, that such alleged untrue statement or alleged omission was made in such Registration Statement, preliminary Prospectus, summary Prospectus, Prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder specifically for use therein, and then only to the extent that such alleged untrue statements or alleged omissions by such Holder were not based on the authority of an expert as to which such Holder had no reasonable ground to believe, and did not believe, that the statements made on the authority of such expert were untrue or that there was an omission to state a material fact. Notwithstanding the foregoing provisions of this Subsection (B), no Holder shall be required to pay under such provisions an amount in excess of the proceeds received by such Holder in payment for the Securities sold by such Holder pursuant to the Registration Statement.

     (C) Indemnification similar to that specified in Subsections (A) and (B) of this Section 6 shall be given by the Company and each Seller (with such modifications as shall be appropriate) covered by any registration or other qualification of Securities under any federal


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or state securities law or regulation other than the Securities Act with respect to any such registration or other qualification effected pursuant to this Agreement.

     (D) Any Person which proposes to assert the right to be indemnified under Subsections (A), (B) or (C) of this Section 6 shall, promptly after receipt of notice of commencement of any action, suit or proceeding against such Person in respect of which a claim is to be made against an indemnifying Person under such Subsections (A), (B) or (C), notify each such indemnifying Person of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. The indemnifying Person shall have the right to investigate and defend any such loss, claim, damage, liability or action and to employ separate counsel in any such action and to control the defense thereof. The Person claiming indemnification shall have the right to employ separate counsel in any such action and to control the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the Person against whom indemnification is sought; provided, however, that notwithstanding the foregoing, in any case when indemnification is sought against the Company and (i) the Person seeking indemnification has been advised by counsel that its defenses may be different from those of the Company, or (ii) the Company has not proceeded in a timely manner to effect such defense, then the reasonable fees and expenses of counsel for such Person shall be paid by the Company subject to the condition that company will only be liable for the expenses of one counsel for all the persons seeking indemnifications and the indemnified Person shall have the right to control the defense of such action, suit or proceeding. In no event shall a Person against whom indemnification is sought be obligated to indemnify any Person for any settlement of any claim or action effected without the indemnifying Person's consent.

     (E) The indemnification provided for under this Section 6 will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of Securities.

     7. Participation in Underwritten Registrations. No Holder may participate in any underwritten registration hereunder unless such Holder (i) agrees to sell such Holder's Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, however, that no Holder of Registrable Stock shall be required to make any representations or warranties or to provide information in the Registration Statement relating to such registration except, in either case, with respect to itself and its intended method of disposition of Registrable Stock.






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     8.   Marketing Restrictions.

     (A)  If

          (1) any Holder of Registrable Stock is entitled and wishes to register any Registrable Stock in a registration made pursuant to Section 2 hereof, and

          (2) the offering proposed to be made by the Holder or Holders for whom such registration is to be made is to be an underwritten public offering, and

          (3) the Company or one or more Holders of Securities other than Registrable Stock wishes to register Securities in such registration, and

          (4) the managing underwriters of such public offering furnish a written opinion that the total amount of Securities to be included in such offering would exceed the maximum amount of Securities (as specified in such opinion) which can be marketed at a price reasonably related to the then current market value of such Securities and without otherwise materially and adversely affecting such offering, then the relative rights to participate in such offering of the Holders of Registrable Stock, the Holders of other Securities having the right to include such Securities in such registration, and the Company shall be in the following order of priority:

          First: The Holders of Registrable Stock shall be entitled to participate in accordance with the number of shares of Registrable Stock which each such Holder shall request to be registered, such participation to be pro rata in accordance with the number of shares which each such Holder shall request be registered if, pursuant to clause 4 of this Subsection (A), the total amount of Securities to be included in the offering will be less than the number of shares of Registrable Stock that all of such Holders shall request be registered; and then

          Second:  The Company shall be entitled to participate; and then

          Third: All Holders of other Securities having the right to include such Securities in such registration shall be entitled to participate in accordance with the relative priorities, if any, as shall exist among them;

and no Securities (issued or unissued) other than those registered and included in the underwritten offering shall be offered for sale or other disposition by the Company or any Holder of Registrable Stock in a transaction which would require registration under the Securities Act until the expiration of 90 days after the effective date of the Registration Statement filed pursuant to Section 2 hereof, or such earlier time consented to by the managing underwriters or by Sun.




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     (B)   If

           (1) any Holder of Registrable Stock entitled to do so requests registration of Registrable Stock under Section 3 hereof, and

           (2) the offering proposed to be made is to be an underwritten public offering, and

           (3) the managing underwriters of such public offering furnish a written opinion that the total amount of Securities to be included in such offering would exceed the maximum amount of Securities (as specified in such opinion) which can be marketed at a price reasonably related to the then current market value of such Securities and without materially and adversely affecting such offering, then the relative rights to participate in such offering of the Holders of Registrable Stock, the Holders of other Securities having the right to include such Securities in such registration, and the Company shall be in the following order of priority:

           First: The Person or Persons (including the Company in the case of an offering initiated by the Company) requesting such registration shall be entitled to participate in accordance with the relative priorities, if any, as shall exist among them; and then

           Second: The Holders of Registrable Stock shall be entitled to participate pro rata among themselves in accordance with the number of shares of Common which each such Holder shall have requested be registered (for the purposes of this clause, Securities convertible into or exchangeable or exercisable for Common to be treated as if they were so converted or exchanged or exercised immediately prior to the filing of the Registration Statement covering such registration); and then

           Third: If such registration shall have been requested by a Person or Persons other than the Company, the Company shall be entitled to include Securities in such registration; and then

           Fourth: All other Holders of other Securities having the right to include such Securities in such registration shall be entitled to participate with the relative priorities, if any, as shall exist among them;

and no Securities (issued or unissued) other than those registered and included in the underwritten offering shall be offered for sale or other disposition by the Company or any Holder of Registrable Stock in a transaction which would require registration under the Securities Act until the expiration of 90 days after the effective date of the Registration Statement in which Registrable Stock was included pursuant to Section 3 hereof, or such earlier time consented to by the managing underwriters; provided, however, that this
Section 8(B) is


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subject to the rights described in Schedule 4.26 to the Purchase Agreement, but only upon the terms and to the extent set forth in such Schedule.

     9. Assignability of Registration Rights. The registration rights set forth in this Agreement shall accrue to each subsequent Holder of Registrable Stock who consents in writing to be bound by the terms and conditions of this Agreement.

     10. Grant of Subsequent Registration Rights. The Company shall not grant registration rights to subsequent investors in the Company unless such rights are subordinate to the rights of the Holders of Registrable Stock or the grant of such rights is consented to by the Holders of not less than a majority of the then outstanding Registrable Stock. Notwithstanding the foregoing, so long as any shares of Registrable Stock exist, the Company shall not grant to any Holder of its Securities other than Registrable Stock the right to include such Securities in any Registration Statement filed pursuant to Section 2 hereof without the consent of the Holders of not less than a majority of the then outstanding Registrable Stock.

     11. Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     12. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     13. Notices. All communications provided for hereunder shall be in writing and delivered by hand or by first-class or certified mail, postage prepaid, to the following addresses, or such other addresses as shall be given by notice delivered hereunder, and shall be deemed to have been received on the day of actual receipt:

     If to any Holders of Registrable Stock, addressed to such Holders at their addresses as shown on the books of the Company or its transfer agent;

     If to the Company, to:

           Caraco Pharmaceutical Laboratories, Ltd.
           1150 Elijah McCoy Drive
           Detroit, Michigan 48202
           Attention:  President

or, any case, to such other persons or at such other addresses as shall be furnished by any such party by like notice to the other parties.


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     14.  Termination.  All rights under this Agreement shall terminate as to any Holder at such time as such Holder is free to sell all shares of Registrable Stock and other Common Stock held by such Holder pursuant to Rule 144(k) under the Securities Act or a comparable exemption from registration that enables the Holder to sell all shares of Registrable Stock and other Common Stock held by such Holder without registration under the Securities Act and without restriction as to the manner of sale or otherwise. This Agreement shall terminate as to all Holders at such time as no shares of Registrable Stock exist.

     15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same document.

     16. Entire Agreement. This Agreement constitutes the entire agreement by and among the parties hereto with respect to the subject matter hereof.

     17. Amendments and Governing Law. This Agreement may be amended, modified or supplemented only by a written instrument executed by the Company and Holders of not less than a majority of the then existing shares of Registrable Stock. Any term, covenant, agreement or condition in this Agreement may be waived (either generally or in particular instances and either retroactively or prospectively) by written instruments signed by the Company and Holders of not less than a majority of the existing shares of Registrable Stock. Any such waiver shall be limited to its express terms and shall not be termed a waiver of any other term, covenant, agreement or condition. This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan applicable to contracts made and to be performed in that state.


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     IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the day and year first written above.


ATTEST:                         CARACO PHARMACEUTICAL LABORATORIES, LTD.

                                By:/s/William R. Hurd
                                   -------------------------------------
Secretary                          Its: President
                                       ---------------------------------


ATTEST:                         SUN PHARMACEUTICAL INDUSTRIES, LTD.

                                By:/s/Sudhir Valia
                                   -------------------------------------
Secretary                          Its:  Full Time Director
                                       ---------------------------------


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